UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: March 13, 2008

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                              X-RITE, INCORPORATED

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         Michigan                     000-14800                  38-1737300
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                              4300 44th Street S.E.
                          Grand Rapids, Michigan 49512
               (Address of principal executive office) (Zip Code)

              Registrant's telephone number, including area code:
                                 (616) 803-2200

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stock Options. On March 13, 2008, the following executive officers were awarded stock options pursuant to the X-Rite, Incorporated 2006 Omnibus Long Term Incentive Plan.

Name                     Title                           Number of Stock Options
------------------------ ------------------------------- -----------------------
Thomas J. Vacchiano, Jr. CEO and President                57,129
Lynn J. Lyall            CFO and Executive Vice President 21,423
Francis Lamy             CTO and Executive Vice President 21,423

The stock options vest in equal annual installments over a period of three years from date of grant.

Restricted Stock. On March 13, 2008, the following executive officers were awarded shares of restricted stock pursuant to the X-Rite, Incorporated 2006 Omnibus Long Term Incentive Plan.

Name                     Title                            Number of Shares of
                                                          Restricted Stock
------------------------ -------------------------------- ----------------------
Thomas J. Vacchiano, Jr. CEO and President                28,565
Lynn J. Lyall            CFO and Executive Vice President 10,712
Francis Lamy             CTO and Executive Vice President 10,712

The restricted stock vests at the earlier of the third anniversary of the date of grant or satisfaction of certain Company performance targets based on cumulative revenue and EBITDA (earnings before income tax, depreciation and amortization).

Additional Stock Awards. On March 13, 2008, the following executive officer was awarded additional stock options pursuant to the X-Rite, Incorporated 2006 Omnibus Long Term Incentive Plan.

Name                    Title                            Number of Stock Options
----------------------- -------------------------------  -----------------------
Francis Lamy            CTO and Executive Vice President 50,000

The stock options vest in equal annual installments over a period of three years from date of grant.

Short-Term Incentive Awards. On March 13, 2008, the Company's Compensation Committee established targeted 2008 short-term incentive awards for the following executive officers.

Name                     Title                            Target Short-Term
                                                          Incentive
------------------------ -------------------------------- ----------------------
Thomas J. Vacchiano, Jr. CEO and President                $192,000
Lynn J. Lyall            CFO and Executive Vice President $144,000
Francis Lamy             CTO and Executive Vice President $134,000

Short-term incentive performance components are comprised of 50 percent EBITDA and 50 percent revenue. Payouts range from 0% to 200% of target based on satisfaction of performance metrics.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                                   X-RITE, INCORPORATED

Dated:  March 19, 2008                             By: /s/ Lynn J. Lyall
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                                                       Lynn J. Lyall
                                                       Chief Financial Officer